UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 18, 2007
PINNACLE FINANCIAL PARTNERS, INC.

(Exact name of registrant as specified in charter)

Tennessee	000-31225	62-1812853

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

211 Commerce Street, Suite 300, Nashville, Tennessee	37201

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 744-3700
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) On September 18, 2007, the Board of Directors of Pinnacle Financial Partners, Inc. (the “Company”) amended the Bylaws of the Company to (i) change the maximum eligible age of a director who is standing for election to the Board of Directors of the Company from 70 to 72 and (ii) to add a provision to the Bylaws to allow the Chairman or President of the Company to take action on behalf of the Company in its capacity as a shareholder of corporations in which the Company holds securities.
     A copy of the Bylaws of the Company, as amended, is attached to this Form 8-K as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

3.2	Bylaws of Pinnacle Financial Partners, Inc., as amended (restated for SEC electronic filing purposes only).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.
By:	/s/ M. Terry Turner
	Name:	M. Terry Turner
	Title:	President and Chief Executive Officer

Date: September 21, 2007

EXHIBIT INDEX

Exhibit
No.	Description
3.2	Bylaws of Pinnacle Financial Partners, Inc., as amended (restated for SEC electronic filing purposes only).